SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [_]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ]  Preliminary Revised Proxy Statement    [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the                14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                      Seasons Select II Variable Annuity
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

SUNAMERICA
RETIREMENT MARKETS,INC.                                                   [LOGO]
1 SunAmerica Center
Century City
Los Angeles, CA 90067-6022
310.772.6000

February 14, 2001

Dear Contract Owner:

         Seasons  Select II  Variable  Annuity  has called a special  meeting of
Contract owners to approve a new subadvisory agreement with AIG Global Investment Corp. ("AIGGIC") following the termination of Deutsche Asset Management, Inc. ("DAMI"). The Investment Company Act of 1940 requires Contract owner approval of the subadvisory agreement with AIGGIC. As a result, a new subadvisory agreement is being submitted for approval at the meeting.

         THE TRUSTEES OF YOUR FUNDS BELIEVE THAT THE PROPOSAL SET FORTH IN THIS NOTICE OF SPECIAL MEETING IS IMPORTANT AND RECOMMEND THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN PROVIDE VOTING INSTRUCTIONS IN FAVOR OF ALL PROPOSALS.

         YOUR VOTE IS IMPORTANT

         We appreciate your cooperation and continued support.

                                   Sincerely,
                                   /s/ JANE ALDRICH
                                   ----------------
                                   Jane Aldrich, CFA
                                   VICE PRESIDENT
                                   SUNAMERICA RETIREMENT MARKETS, INC.


                         [LOGO] AIG Member of American International Group, Inc.

                                                               February 14, 2002

                       SEASONS SELECT II VARIABLE ANNUITY
                           PROXY QUESTIONS AND ANSWERS

Q.       Why am I receiving this proxy?

A. This proxy has been mailed to you so that you may vote on a proposal concerning your investment in Seasons Select II Variable Annuity ("Seasons"). Although you are not directly a shareholder of any Portfolio in Seasons, as an owner of a variable annuity contract issued by Variable Annuity Account Five, a separate account of Anchor National Life Insurance Company (the "Separate Account"), you have the right to instruct the Separate Account how to vote Portfolio shares that are attributable to your contract.

Q.       What is the background for the proposal being presented?

A. For purposes of carrying on Season's business of investing in securities, Seasons has entered into a management agreement (the "Management Agreement") with SunAmerica Asset Management Corp. ("SAAMCo"). SAAMCo, in turn, has proposed to enter into a New Subadvisory Agreement with AIG Global Investment Corp. ("AIGGIC") to replace Deutsche Asset Management, Inc. ("DAMI") as a subadviser to the Large-Cap Value Portfolio, Large-Cap Growth Portfolio, Large-Cap Composite Portfolio, Mid-Cap Growth Portfolio, Mid-Cap Value Portfolio, Small-Cap Portfolio, International Equity Portfolio and Diversified Fixed Income Portfolio (the "Portfolios"). Under the New Subadvisory Agreement, SAAMCo will delegate to AIGGIC the responsibility to manage the Index Component for each Portfolio, subject to SAAMCo's supervision.

         The termination of DAMI took place on December 10, 2001. During the period between the termination of DAMI and the Special Meeting (the "Interim Period"), to ensure the uninterrupted receipt by the Portfolios of subadvisory services, at a meeting held on November 27, 2001, the Trustees (including the Disinterested Trustees) unanimously approved an interim subadvisory agreement between SAAMCo and AIGGIC (the "Interim Subadvisory Agreement), which became effective as of the termination of DAMI. The terms of the Interim Subadvisory Agreement are substantially similar in all material respects to the previously existing subadvisory agreement with DAMI (the "Previous Subadvisory Agreement") and the New Subadvisory Agreement, except for the identity of the subadviser (AIGGIC), the effective date, the termination date and certain provisions required to be included in the interim subadvisory agreement by Rule 15a-4 under the 1940 Act. The Interim
         Subadvisory Agreement became effective without prior Contract owner approval pursuant to Rule 15a-4, which, under certain circumstances, allows such agreements to take effect, and to remain in effect for up to 150 days, without receiving prior Contract owner approval, so long as the fees payable under such agreement do not exceed the fees payable under the predecessor agreement. The Interim Subadvisory Agreement requires all subadvisory fees earned to be escrowed pending Contract owner approval of the New Subadvisory Agreement. If the New Subadvisory Agreement is approved, it will take effect immediately.

Q.       What is being proposed?

A.       There is one proposal, as shown in the overview below.

--------------------------------------------------------------------------------
QUICK OVERVIEW OF PROPOSAL

PROPOSAL

To approve the new investment subadvisory agreement between SAAMCo and AIGGIC as subadviser.

AFFECTED FUNDS: Large-Cap Value Portfolio, Large-Cap Growth Portfolio, Large-Cap Composite Portfolio, Mid-Cap Growth Portfolio, Mid-Cap Value Portfolio, Small-Cap Portfolio, International Equity Portfolio and Diversified Fixed Income Portfolio

REASON FOR PROPOSAL

The old subadvisory agreement with DAMI has been terminated. The Board of Trustees of Seasons has determined that it would be in the best interests of each Portfolio and its Contract owners to have AIGGIC assume responsibility for the Index Component of your Portfolio formerly managed by DAMI.

--------------------------------------------------------------------------------

Q.       Why am I being asked to vote on the proposed subadvisory agreement?

A. Contract owner approval of the subadvisory agreement with AIGGIC is required by the Investment Company Act of 1940.

Q.       Will the fees paid for subadvisory services change?

A. No. The fees payable to AIGGIC under the new subadvisory agreement are at the same annual rate as the fees payable to DAMI under its subadvisory agreement with SAAMCo.

Q.       How do the Trustees recommend that I vote?

A. After careful consideration, the Trustees recommend that you vote FOR the proposal.

Q.       How do I cast my vote?

A. You may cast your vote by mail, via the Internet or by telephone. To vote by mail, complete and sign the enclosed proxy card, and mail it in the enclosed, postage-paid envelope. To vote by any other method, please follow the enclosed instructions.

         YOUR VOTE IS IMPORTANT AND WILL HELP AVOID THE ADDITIONAL EXPENSE OF ANOTHER SOLICITATION.

         THANK YOU FOR PROMPTLY SUBMITTING YOUR VOTE.

                       SEASONS SELECT II VARIABLE ANNUITY
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON APRIL 1, 2002

         NOTICE IS HEREBY GIVEN that a Special Meeting (the "Meeting") of Contract owners of the Seasons Select II Variable Annuity ("Seasons") will be held on April 1, 2002 at 10:00 a.m., Eastern time, at the offices of SunAmerica Asset Management Corp., The SunAmerica Center, 733 Third Avenue, New York, NY 10017, for the purpose of considering the following proposals set forth below:

         1. Large-Cap Value Portfolio, Large-Cap Growth Portfolio, Large-Cap Composite Portfolio, Mid-Cap Growth Portfolio, Mid-Cap Value Portfolio, Small-Cap Portfolio, International Equity Portfolio and Diversified Fixed Income Portfolio: To approve the investment subadvisory agreement between SunAmerica Asset Management Corp. ("SAAMCo") and AIG Global Investment Corp. ("AIGGIC") as subadviser.

         2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

         Only Contract owners of record at the close of business on January 31, 2002, are entitled to vote at this meeting and any adjournment thereof. YOU ARE URGED TO EXERCISE YOUR RIGHT TO GIVE VOTING INSTRUCTIONS FOR THE MEETING. YOU MAY VOTE THROUGH THE INTERNET, BY TOUCH-TONE TELEPHONE, BY MAIL, OR IN PERSON. PLEASE GIVE YOUR VOTING INSTRUCTIONS PROMPTLY.

By order of the Board of Trustees,
/s/ Mallary Reznik
Mallary Reznik, Esq.
Secretary

February 14, 2002

EACH CONTRACT OWNER IS URGED TO EXERCISE THE RIGHT TO GIVE VOTING INSTRUCTIONS FOR THE SPECIAL MEETING OF CONTRACT OWNERS BY FILLING IN, DATING AND SIGNING THE ENCLOSED VOTING INSTRUCTIONS CARD(S) AND RETURNING IT IN THE RETURN ENVELOPE PROVIDED. CONTRACT OWNERS ALSO HAVE THE OPTION TO PROVIDE VOTING INSTRUCTIONS BY TELEPHONE OR ON THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE INSERT ACCOMPANYING THE VOTING INSTRUCTIONS CARD(S). TELEPHONE VOTING IS AVAILABLE ONLY TO CONTRACT OWNERS WHO WISH TO VOTE ALL PORTFOLIOS TOGETHER. CONTRACT OWNERS THAT WISH TO PROVIDE SEPARATE VOTING INSTRUCTIONS FOR EACH PORTFOLIO MAY ONLY DO SO BY MAIL OR INTERNET VOTING.

                       SEASONS SELECT II VARIABLE ANNUITY

                                 P.O. Box 54299
                              Los Angeles, CA 90054

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                            APRIL 1, 2002, 10:00 A.M.

         In accordance with applicable law, this Proxy Statement is being mailed, on or about February 14, 2002, on behalf of the Board of Trustees (the "Trustees" or the "Board") of Seasons Series Trust, to the Contract owners of the separate investment series (each, a "Portfolio," and collectively, the "Portfolios") for their use in obtaining voting instructions from Contract owners on the proposal being considered at a special meeting (the "Meeting") of Contracts of the Portfolios scheduled to be held at the offices of SunAmerica Asset Management Corp. ("SAAMCo"), The SunAmerica Center, 733 Third Avenue, New York, New York 10017, on April 1, 2002 at 10:00 a.m., Eastern time.

         Seasons Series Trust (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on October 10, 1995. The Trust is authorized to issue shares of common stock. Issued shares are fully paid and non-assessable and have no preemptive or conversion rights. Shareholder voting rights are not cumulative. The Trust has 19 separate series, referred to as "Portfolios."

         Although you are not directly a shareholder of any Portfolio in Seasons Select II Variable Annuity ("Seasons"), as an owner of a variable annuity contract issued by Variable Annuity Account Five, a separate account of Anchor National Life Insurance Company (the "Separate Account"), you have the right to instruct the Separate Account how to vote Portfolio shares that are attributable to your contract. The Separate Account will vote Portfolio shares in accordance with instructions received from Contract owners. Interests in Contracts for which no timely instructions are received will be voted in the affirmative, the negative, or in abstention, in the same proportion as those shares for which instructions have been received from the other Contract owners.

         For each Portfolio, SunAmerica Asset Management Corp. serves as investment adviser ("SAAMCo" or the "Adviser"). The Adviser is located at The SunAmerica Center, 733 Third Avenue, New York, NY 10017.

         The Trustees have fixed the close of business on January 31, 2002 as the record date (the "Record Date") for determining the number of shares outstanding and the Contract owners entitled to be present at the Meeting and give voting instructions to the Anchor National Life Insurance Company with respect to their respective "portion" of shares as of the Record Date. The cost of solicitation will be borne by the Portfolios.

         The proposal described in this Proxy Statement and the Portfolios affected are shown in the table below.

--------------------------------------------------------------------------------
PROPOSAL                                         AFFECTED FUNDS
--------------------------------------------------------------------------------
1.   To approve the Investment Subadvisory       Large-Cap Value Portfolio,
     Agreement between SAAMCo and AIG            Large-Cap Growth Portfolio,
     Global Investment Corp. as subadviser.      Large-Cap Composite Portfolio,
                                                 Mid-Cap Growth Portfolio,
                                                 Mid-Cap Value Portfolio,
                                                 Small-Cap Portfolio,
                                                 International Equity Portfolio
                                                 and Diversified Fixed Income
                                                 Portfolio

         The Portfolios expect that the solicitation of proxies from Contract owners will be made by mail, and solicitation also may be made by telephone communications from officers or employees of SAAMCo or its affiliates, who will not receive any compensation for their solicitation services from the Portfolios. In addition, a professional proxy solicitation firm, Alamo Direct Mail Services, Inc. ("Alamo Direct') may also assist in the solicitation of voting instructions. In connection with the solicitation of voting instructions, the Anchor National Life Insurance Company will furnish a copy of this Proxy Statement to all Contract owners.

         Contract owners may also provide their voting instructions through telephone touch-tone voting, or by Internet voting. These operations require Contract owners to input a fourteen-digit control number, which is located on each voting instruction card. Subsequent to inputting these numbers, Contract owners will be prompted to provide their voting instructions on the proposal. Contract owners will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminate their telephone call or Internet link. Telephone voting is only available to Contract owners who wish to vote all Portfolios together. Contract owners who wish to provide separate voting instructions for each Portfolio may do so only if they vote by mail or through the Internet.

         As the Meeting date approaches, certain Contract owners may receive a telephone call from a representative of Alamo Direct if their voting instructions have not yet been received. Alamo Direct may obtain voting instructions and the authority to execute those voting instructions through telephonically transmitted instructions from Contract owners. Voting instructions that are obtained telephonically will be recorded in accordance with procedures set forth below. The Trustees believe that these procedures are reasonably designed to ensure that the identity of the Contract owner providing the voting instruction is accurately determined and that the voting instructions of the Contract owner are accurately determined. The cost of this assistance, if necessary, is expected to be approximately $100,000.

         In all cases where telephonic voting instructions are solicited, the Alamo Direct representative is required to ask for each Contract owner's full name, address, social security or taxpayer identification number, title (if the Contract owner is authorized to act on behalf of an entity, such as a corporation), and the portion of shares beneficially owned and to confirm that the Contract owner has received a Proxy Statement and voting instructions card in the mail. If the information solicited agrees with the information provided to Alamo Direct, then Alamo Direct representative has the responsibility to explain the process, read the proposal listed on the voting instructions card, and ask for the Contract owner's instruction on the proposal. The Alamo Direct representative, although permitted to answer questions about the process, is not permitted to recommend to the Contract owner how to vote, other than to read any recommendation set forth in the Proxy Statement. The Alamo Direct representative will record the Contract owner's instructions on the card. Within 72 hours, Alamo Direct will send the Contract owner a letter or mailgram to confirm his or her voting instructions.

         If the Contract owner wishes to participate in the Meeting, but does not wish to give his or her proxy by any of the methods outline above, the Contract owner may still submit the voting instructions card originally sent with the Proxy Statement or attend in person. Voting instructions executed by Contract owners may be revoked by (i) a written instrument received by the Secretary of the Funds at any time before they are exercised; (ii) delivery of a later-dated instruction or (iii) by attendance at the Meeting and voting in person.

         All information in the Proxy Statement about AIGGIC has been provided by AIGGIC. All information in the Proxy Statement about SAAMCo has been provided by SAAMCo.

     The Trustees do not know of any other business to be brought before the Meeting. If any other matters properly come before the Meeting, the proxies named by the Contract owners will vote on such matters in their discretion.

                                    PROPOSAL

--------------------------------------------------------------------------------
                                   PROPOSAL 1

LARGE-CAP VALUE PORTFOLIO, LARGE-CAP GROWTH PORTFOLIO, LARGE-CAP COMPOSITE PORTFOLIO, MID-CAP GROWTH PORTFOLIO, MID-CAP VALUE PORTFOLIO, SMALL-CAP PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO AND DIVERSIFIED FIXED INCOME
PORTFOLIO: TO APPROVE THE INVESTMENT SUBADVISORY AGREEMENT BETWEEN SAAMCO AND AIGGIC AS SUBADVISER.
--------------------------------------------------------------------------------

         SunAmerica Asset Management Corp. ("SAAMCo") is the investment adviser and manager of Seasons Series Trust with respect to the Large-Cap Value Portfolio, Large-Cap Growth Portfolio, Large-Cap Composite Portfolio, Mid-Cap Growth Portfolio, Mid-Cap Value Portfolio, Small-Cap Portfolio, International Equity Portfolio and Diversified Fixed Income Portfolio (the "Portfolios") pursuant to an Investment Advisory and Management Agreement between SAAMCo and Seasons Series Trust (the "Advisory Agreement"). As investment adviser to Seasons Select II Variable Annuity ("Seasons"), SAAMCo has overall responsibility for the general management and day-to-day operations of the Portfolios, but may employ one or more investment subadvisers to make the investment decisions for all or a portion of a Portfolio. SAAMCo previously contracted with Deutsche Asset Management, Inc. ("DAMI") to manage the Index Component of each of the Portfolios (the "Previous Subadvisory Agreement"). The Board of Trustees (the "Board"), including the Independent Trustees, approved the continuance of the Previous Subadvisory Agreement on May 1, 2001. DAMI was terminated on December 10, 2001 as a subadviser to the Portfolios at its request because of the size of the account. AIGGIC, an affiliate of SAAMCo, was retained as DAMI's replacement as of such date under the interim subadvisory agreement. The Board, including the Independent Trustees, has unanimously approved the new subadvisory agreement between SAAMCo and AIGGIC, which will take effect upon its approval by Contract owners.

AFFILIATION WITH SAAMCO

         Because AIGGIC is an affiliate of SAAMCo, the Portfolios and SAAMCo may not rely on their "manager-of-managers" order, which otherwise permits replacement of subadvisers without Contract owner vote. Therefore, SAAMCo relied on Rule 15a-4 under the Investment Company Act of 1940, in connection with the replacement of DAMI with AIGGIC on an interim basis.

DESCRIPTION OF THE NEW AIGGIC SUBADVISORY AGREEMENT

         Pursuant to the terms of the interim subadvisory agreement between SAAMCo and AIGGIC (the "Interim Subadvisory Agreement"), AIGGIC is responsible for the management of the Index Component of the Portfolios. The fees payable to AIGGIC under the Interim Subadvisory Agreement are at the same annual rate as the fees payable to DAMI under the Previous Subadvisory Agreement with SAAMCo. There is one difference in the fee arrangements, however. Under the Previous Subadvisory Agreement, DAMI was guaranteed a minimum fee whereas the new investment subadvisory agreement between SAAMCo and AIGGIC (the "New Subadvisory Agreement") has no comparable provision. In all other respects, the terms of the New Subadvisory Agreement are the same as the Interim Subadvisory Agreement, except with respect to the effective date and the term.

         Under the New Subadvisory Agreement, a copy of which is annexed to this Proxy Statement as Exhibit A and which is identical in all material respects to the previous Subadvisory Agreement with DAMI, AIGGIC will be responsible for the investment and reinvestment of a portion of each of the Portfolio's assets.

AIGGIC has broad latitude in selecting securities for the Portfolios, subject to SAAMCo's oversight. AIGGIC may place trades through brokers of its choosing and will take into consideration the quality of the broker's services and execution, as well as services such as research and providing equipment or paying any Portfolio expenses, in setting the amount of commissions paid to a broker. AIGGIC shall not be subject to liability to Seasons, the Portfolios, or to any shareholder of the Portfolios for any act or omission in rendering services under the New Subadvisory Agreement, or for any losses sustained in the purchase, holding, or sale of any portfolio security, as long as there has been no willful misfeasance, bad faith, gross negligence, or reckless disregard of AIGGIC's obligations or duties. The New Subadvisory Agreement provides for automatic termination unless at least annually, its continuance is approved by
(i) the Board or the affirmative vote of the holders of a majority of the outstanding shares of the Portfolio, and (ii) the Independent Trustees. The New Subadvisory Agreement terminates automatically upon its assignment or the termination of the New Subadvisory Agreement and is terminable at any time, without penalty, by the Board, SAAMCo, or the holders of a majority of the outstanding shares of the Portfolio, upon 30 to 60 days written notice.

         As compensation for services provided by AIGGIC under the New Subadvisory Agreement, SAAMCo will pay AIGGIC the amounts shown in the chart below.

--------------------------------------------------------------------------------
PORTFOLIO NAME                      ANNUAL SUBADVISORY FEE
                                    PAID (AS A PERCENTAGE OF
                                    AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------
Large-Cap Value                     0.10%   - first  $500 million
                                    0.03%   - over $500 million

Large-Cap Growth                    0.10%   - first  $500 million
                                    0.03%   - over $500 million

Large-Cap Composite                 0.05%    - first  $500 million
                                    0.03%    - over $500 million

Mid-Cap Growth                      0.10%   - first  $500 million
                                    0.03%   - over $500 million

Mid-Cap Value                       0.10%   - first  $500 million
                                    0.03%   - over $500 million

Small-Cap                           0.07%    - first  $500 million
                                    0.03%    - over $500 million

International Equity                0.15%    - first  $500 million
                                    0.05%    - over $500 million

Diversified Fixed Income-Index      0.12%    - first  $500 million
Component                           0.08%    - over $500 million

         For the fiscal year ended March 31, 2001, Seasons paid SAAMCo $7,326,262.00 in investment advisory fees.

         The chart below sets forth as of the fiscal year ended March 31, 2001:
(1) the investment advisory fees paid to SAAMCo for each of the relevant portfolios; (2) the aggregate fees paid by SAAMCo to all subadvisers managing assets for each of the relevant portfolios; and (3) the fees returned by SAAMCo for each of the relevant portfolios.

                           Investment Advisory Fees       Fees paid by SAAMCo            Fees returned by SAAMCo
                           paid to SAAMCo                 to subadvisers                 (as a dollar amount
                           (As a dollar amount and        (As a dollar amount and        and percentage
                           percentage of the Portfolios   percentage of the Portfolios   of the Portfolios
Portfolio Name             Net Assets)                    Net Assets)                    Net Assets)
--------------             ----------------------------   ----------------------------   -----------------------
Large-Cap Value               156,987.37 (0.80%)               65,537.42 (0.33%)              91,449.95 (0.47%)

Large-Cap Growth              237,552.47 (0.80%)              124,504.16 (0.42%)             113,048.31 (0.38%)

Large-Cap Composite           144,696.74 (0.80%)               33,616.68 (0.19%)             111,080.06 (0.61%)

Mid-Cap Growth                223,051.21 (0.85%)               87,560.30 (0.33%)             135,490.91 (0.52%)

Mid-Cap Value                 177,880.11 (0.85%)               79,620.22 (0.38%)              98,259.89 (0.47%)

Small-Cap                     166,668.69 (0.85%)               31,938.54 (0.16%)             134,730.15 (0.69%)

International Equity          185,789.57 (1.00%)               92,175.79 (0.50%)              93,613.78 (0.50%)

Diversified Fixed
Income                        128,586.52 (0.70%)               21,274.02 (0.12%)             107,312.50 (0.58%)


         The Board, including all of the Independent Trustees, also considered the terms of the New Subadvisory Agreement, and determined that the terms of the New Subadvisory Agreement are fair and reasonable and that the approval of the New Subadvisory Agreement is necessary and in the best interests of Seasons, on behalf of the Portfolios and its Contract owners, to ensure the continued receipt of the same quality of services as is currently provided.

BOARD CONSIDERATIONS

         At a meeting of the Board held on November 27, 2001, the Board, including all of the Independent Trustees, unanimously approved the Interim Subadvisory Agreement. The Interim Subadvisory Agreement was approved by the Board pursuant to Rule 15a-4 under the 1940 Act, to ensure the uninterrupted receipt by the Portfolios of investment advisory services during the period between the termination of DAMI, which occurred on December 10, 2001, and the Meeting. This Rule, under certain circumstances, allows interim subadvisory agreements to take effect, and to remain in effect for up to 150 days, without receiving prior shareholder approval, as long as the fees payable under such agreement do not exceed the fees payable under the predecessor agreement that had been approved by the shareholders and certain other contractual provisions are included in the interim subadvisory agreement. The Interim Subadvisory Agreement requires all fees earned to be escrowed pending Contract owner approval of the New Subadvisory Agreement. If the New Subadvisory Agreement is not approved, AIGGIC will be entitled to receive from escrow the lesser of any costs incurred in performing their duties in the Interim Subadvisory Agreement (plus interest earned on the amount while in escrow), or the total amount in the escrow account (plus interest earned). The Interim Subadvisory Agreement will terminate on the earlier of the effective date of the New Subadvisory Agreement or 150 days after the termination of DAMI.

         The Board reviewed information regarding AIGGIC's investment processes and the subadvisory fees for the Portfolios in connection with the Interim Subadvisory Agreement and the New Subadvisory Agreement. In connection with its approval of the New Subadvisory Agreement, the Board considered the following, among other factors: the nature and quality of the services provided or reasonably anticipated to be provided and the results achieved or reasonably anticipated to be achieved by AIGGIC; the use of soft dollars and directed brokerage; and the amount and structure of the fees payable under the Interim and New Subadvisory Agreements. In addition, representatives of AIGGIC presented the Board with a description of the components it manages and how it would manage the Index Component of the Portfolios. The Board, including all Independent Trustees, unanimously approved the Interim Subadvisory Agreement, and unanimously approved, and recommended Contract owner approval of, the New Subadvisory Agreement. The New Subadvisory Agreement, if approved by
Contract owners, would take effect immediately upon such approval.

INFORMATION ABOUT AIGGIC

         AIGGIC was organized as a New Jersey corporation in 1983 and is located at 175 Water Street, New York, New York 10038. AIGGIC is a wholly owned subsidiary of AIG Global Investment Group, Inc. ("AIGGIG"), located at 175 Water Street, New York, New York 10038, which in turn is a wholly owned subsidiary of American International Group Inc. ("AIG"), located at 70 Pine Street, New York, New York 10270. AIGGIC manages third-party institutional, retail and private equity fund assets on a global basis. As of September 30, 2001, AIGGIG and its affiliated asset managers had approximately $303.2 billion in assets under management. AIGGIC also serves as adviser, manager and/or administrator for several private clients and other AIG subsidiaries.

         The following chart lists the principal executive officers and directors of AIGGIC and their principal occupations, if different from their positions with AIGGIC. The business address of each person is 175 Water Street, New York, New York 10038, except for Messrs. Matthews and Patrikis, whose business address is 70 Pine Street, New York, New York 10270.

NAME                                                 POSITION WITH AIGGIC

Win Neuger                       Director, Chairman and Chief Executive Officer
Edward E. Matthews               Director and Senior Managing Director
Ernest T. Patrikis               Director
Hans Danielsson                  Senior Managing Director
Larry Mellinger                  Senior Managing Director
Jerome Muldowney                 Senior Managing Director
Richard W. Scott                 Senior Managing Director
Steven Guterman                  Senior Managing Director

         AIGGIC acts as subadviser for other mutual funds with investment objectives similar to the Portfolios investment objectives. The name of each such fund, together with information concerning the mutual fund's assets, and the annual fees paid (as a percentage of average net assets) to AIGGIC for its services, are set forth below.

-------------------------------------------------------------------------------------------------------
FUND NAME                  ASSETS AS OF 12/31/01    FEES PAID                     REIMBURSEMENT
-------------------------------------------------------------------------------------------------------
SunAmerica Strategic       $34,248,298              0.27%                         -
Investment Series Stock
Index Fund

VALIC Company I Stock      $4,347,703,108           0.02%-first $2 billion        -
Index Fund                                          0.01%-over $2 billion

VALIC Company I Mid-       $1,052,607,269           0.03%-first $150 million      -
Cap Index Fund                                      0.02%-over $150 million

VALIC Company I            $242,816,046             0.03%-first $150 million      -
Small-Cap Index                                     0.02%-over $150 million
Fund

VALIC Company I            $101,361,695             0.10%                         -
International Equities
Fund

REQUIRED VOTE

         Approval of the New Subadvisory Agreement requires an affirmative vote of a "majority of the outstanding voting securities" of the shares of the Portfolios which, as defined in the 1940 Act, means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Portfolio or (ii) 67% or more of the shares of the Portfolio present at the Meeting if more than 50% of the outstanding shares of the Portfolio are represented at the Meeting in person or by proxy.

THE BOARD UNANIMOUSLY RECOMMENDS THAT CONTRACT OWNERS OF THE PORTFOLIOS VOTE FOR APPROVAL OF THE NEW SUBADVISORY AGREEMENT.

--------------------------------------------------------------------------------
                                 OTHER BUSINESS
================================================================================

         The Board does not intend to present any other business at the meeting. If, however, any other matters are properly brought before the meeting, the Secretary of Seasons, Mallary Reznik, Esq., and the Vice President and Assistant Secretary, Robert M. Zakem, will vote on the matters in accordance with their judgment.

--------------------------------------------------------------------------------
                                 ANNUAL REPORTS
================================================================================

     The audited Annual Report to Contact owners of Seasons is incorporated by reference into this proxy statement. COPIES OF THE MOST RECENT ANNUAL REPORT MAY BE OBTAINED WITHOUT CHARGE IF YOU:

o    WRITE TO:
     Seasons Series Trust
     P.O. Box 54299
     Los Angeles, California 90054-0299

o    CALL (800) 445-7862

--------------------------------------------------------------------------------
                              SHAREHOLDER PROPOSALS
================================================================================

         Seasons is not required to hold annual shareholder meetings. If a shareholder wishes to present a Proposal to be included in the Proxy Statement for the next meeting of shareholders of a Portfolio, the Proposal must be received by the Portfolio at a reasonable time before the solicitation is to be made. Shareholders who would like to submit Proposals for consideration at future shareholder meetings should send written Proposals to Mallary Reznik, Esq., Secretary of Seasons, 1 SunAmerica Center, Los Angeles, California 90067.

--------------------------------------------------------------------------------
                               VOTING INFORMATION
================================================================================

         Proxies are solicited by mail. The expenses of preparation, printing and mailing of the enclosed form of proxy, the accompanying Notice and this Proxy Statement will be borne by the Portfolios. The cost will be approximately $100,000. BY VOTING AS SOON AS POSSIBLE, YOU WILL HELP REDUCE THE PORTFOLIOS' EXPENSE OF FOLLOW-UP MAILING AND CALLS.

         Seasons Contract owners of record at the close of business on Thursday, January 31, 2002 ("Record Date"), are entitled to notice of and to give voting instructions at the Meeting or any adjournment thereof. Contract owners are entitled to one vote for each share held on that date, as described on the first page of this Proxy Statement. When a matter comes up for vote, Variable

Annuity Account Five, a separate account of Anchor National Life Insurance Company, will vote all shares in the same proportion as the unit votes actually received.

         As of January 15, 2002, Anchor National Life Insurance Company, through the insurance company separate account, owned over five percent of the outstanding shares of the following Funds:

         Large-Cap Value               99.83%
         Large-Cap Growth              99.75%
         Large-Cap Composite           99.86%
         Mid-Cap Growth                99.59%
         Mid-Cap Value                 99.65%
         Small-Cap                     99.54%
         International Equity          99.56%
         Diversified Fixed Income      99.91%

         To Season's knowledge, no person owns a Contract or interests therein entitling them to give voting instructions regarding as much as 5% of the outstanding shares of any Portfolio. The trustees and officers of Seasons and members of their families as a group, beneficially owned less than 1% of the common stock of each Portfolio outstanding as of January 15, 2002.

         Please vote at your earliest convenience.

         A proxy may be revoked at any time before the Meeting or during the Meeting by oral or written notice to Robert M. Zakem, Esq., 733 Third Avenue, 3rd Floor, New York, New York 10017. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of specification, for approval of the Proposal.

         As of January 31, 2002 as shown on the books of the Portfolios, shares were issued and outstanding in the chart below:

--------------------------------------------------------------------------------
PORTFOLIO NAME                                                SHARES OUTSTANDING
--------------------------------------------------------------------------------

 Large-Cap Value                                              5,153,944.9632
 Large-Cap Growth                                             6,735,531.3534
 Large-Cap Composite                                          2,168,388.2255
 Mid-Cap Growth                                               3,812,032.2960
 Mid-Cap Value                                                3,519,914.9452
 Small-Cap                                                    3,579,588.3018
 International Equity                                         3,230,329.7955
 Diversified Fixed Income                                     4,871,221.2876


--------------------------------------------------------------------------------
                               LEGAL PROCEEDINGS
================================================================================

         There are no material legal proceedings to which any of the Portfolios is a party.

--------------------------------------------------------------------------------
                                   ADJOURNMENT
================================================================================

         In the event that sufficient votes in favor of the Proposal set forth in the Notice of Meeting and Proxy Statement are not received by the time scheduled for the meeting, Mallary Reznik, Esq. and Robert M. Zakem, Esq. may move one or more adjournments of the meeting to permit further solicitation of proxies with respect to the Proposal. Any such adjournment will require the affirmative vote of a majority of the shares present at the meeting. Ms. Reznik and Mr. Zakem will vote in favor of such adjournment those shares that they are entitled to vote which have voted in favor of such Proposal. They will vote against any such adjournment on behalf of those proxies that have voted against any such Proposal.

                                  EXHIBIT LIST

Exhibit A -- Form of New Subadvisory Agreement between SAAMCo and AIGGIC

                                                                       EXHIBIT A

                              SUBADVISORY AGREEMENT

                  This SUBADVISORY AGREEMENT is dated as of APRIL 1, 2002 by and between SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the "Adviser"), and AIG GLOBAL INVESTMENT CORP., a New Jersey corporation (the "Subadviser").

                                   WITNESSETH:

         WHEREAS, the Adviser and Seasons Series Trust, a Massachusetts business trust (the "Trust"), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time (the "Advisory Agreement"), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust; and pursuant to it which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement; and

         WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and may issue shares of beneficial interest, par value $.01 per share, in separately designated portfolios representing separate funds with their own investment objectives, policies and purposes; and

         WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

         WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment portfolio or portfolios of the Trust listed on Schedule A attached hereto (the "Portfolio(s)"), and the Subadviser is willing to furnish such services;

         NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

         1. DUTIES OF THE SUBADVISER. (a) The Adviser hereby engages the services of the Subadviser in furtherance of its Investment Advisory and Management Agreement with the Trust. Pursuant to this Subadvisory Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of a portion of the assets of each Portfolio listed on Schedule A attached hereto. The Subadviser will determine, in its discretion and subject to the oversight and review of the Adviser, the securities and other investments to be purchased or sold, will provide the Adviser with records concerning its activities which the Adviser or the Trust is required to maintain, and will render regular reports to the Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish and communicate to the Subadviser, and in compliance with (a) the objectives, policies, and limitations for the Portfolio(s) set forth in the Trust's current prospectus and statement of additional information as provided to the Subadviser, and (b) applicable laws and regulations.

                  The Subadviser represents and warrant s to the Adviser that the portion of assets allocated to it of each of the Portfolios set forth in Schedule A will at all times be operated and managed (1) in compliance with all applicable federal and state laws governing its operations and investments; (2) so as not to jeopardize either the treatment of the Seasons variable annuity contracts issued by Variable Annuity Account Five (File No. 33-08859; hereinafter "Contracts") as annuity contracts for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), or the eligibility of the Contracts to qualify for sale to the public in any state where they may otherwise be sold; and (3) to minimize any taxes and/or penalties payable by the Trust or such Portfolio. Without limiting the foregoing and subject to Section 9(c) hereof, the Subadviser represents and warrants (1) qualification, election and maintenance of such election by each Portfolio to be treated as a "regulated investment company" under Subchapter M, chapter 1 of the Code, and (2) compliance with (a) the provisions of the Act and rules adopted thereunder that relate to the investment of Portfolio assets, including depositing those assets in custody with institutions designated by the Trust; (b) the diversification requirements specified in the Internal Revenue Service's regulations under
Section 817(h) of the Code; (c) applicable state insurance laws; (d) applicable federal and state securities, commodities and banking laws; and (e) the distribution requirements necessary to avoid payment of any excise tax pursuant to Section 4982 of the Code. The Subadviser further represents and warrants that to the extent that any statements or omissions made in any Registration Statement for the Contracts or shares of the Trust, or any amendment or supplement thereto, are made in reliance upon and in conformity with information furnished by the Subadviser expressly for use therein, such Registration Statement and any amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Commission thereunder (the "1933 Act") and the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                  The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

                  (b) The Subadviser agrees: (i) to maintain a level of errors and omissions or professional liability insurance coverage that, at all times during the course of this Agreement, is appropriate given the nature of its business, and (ii) from time to time and upon reasonable request, to supply evidence of such coverage to the Adviser.

         2. PORTFOLIO TRANSACTIONS. (a) The Subadviser is responsible for decisions, and is hereby authorized, to buy or sell securities and other investments for a portion of the assets of each Portfolio, broker-dealers and futures commission merchants' selection, and negotiation of brokerage commission and futures commission merchants' rates. As a general matter, in executing portfolio transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Subadviser's best judgement, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm's risk in positioning a block of securities. Subject to such policies as the Trustees may determine and, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser's having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser's overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for a Portfolio. The Subadviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request. To the extent consistent with applicable law, the Subadviser may aggregate purchase or sell orders for the Portfolio with contemporaneous purchase or sell orders of other clients of the Subadviser or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser determines to be equitable and consistent with its and its affiliates' fiduciary obligations to the Portfolio and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

         (b) Notwithstanding Section 2(a) above, for such purposes as obtaining investment research products and services, covering fees and expenses, and rewarding sales or distribution, the Adviser may direct the Subadviser to effect a specific percentage of a Portfolio's transactions in securities and other investments to certain broker-dealers and futures commission merchants'. In designating the use of a particular broker-dealer or futures commission merchant, the Adviser and Subadviser acknowledge:

                  (1) All brokerage transactions are subject to best execution. As such, Subadviser will use its best efforts to direct non-risk commission transactions to a particular broker-dealer or futures commission merchant designated by the Adviser provided that the Subadviser seek to obtain best execution;

                  (2) Such direction may result in the Portfolio paying a higher commission, depending upon the Subadviser's arrangements with the particular broker-dealer or futures commission merchant, or such other factors as market conditions, share values, capabilities of the particular broker-dealer or futures commission merchant, etc.;

                  (3) If the Subadviser directs payments of an excessive amount of commissions, the executions may not be accomplished as rapidly. In addition, the Subadviser may forfeit the possible advantage derived from the aggregation of multiple orders as a single "bunched" transaction where the Subadviser would, in some instances, be in a better position to negotiate commissions; and

                  (4) The Subadviser does not make commitments to allocate fixed or definite amounts of commissions to brokers. As such the Subadviser may be unable to fulfill the Adviser's request for direction due to the reasons stated above.

         3. COMPENSATION OF THE SUBADVISER. The Subadviser shall not be entitled to receive any payment from the Trust and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay to the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to the portion of the assets managed by the Subadviser for each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior days' net assets in order to calculate the daily accrual). For purposes of calculating the Subadviser's fee, the average daily net asset value of a Portfolio shall mean the average daily net assets for which the Subadviser actually provides advisory services, and shall be determined by taking an average of all determinations of such net asset value during the month. If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated. The Adviser and Subadviser acknowledge that the Portfolio will be ultimately responsible for all brokerage commissions, taxes, custodian fees and any other transaction-related fees, but that, for the purposes of this Agreement, as between the Adviser and Subadviser, the Adviser will be responsible for such expenses, and the Adviser authorizes the Subadviser to incur and pay such expenses for the Portfolio, as deemed appropriate by the Subadviser.

         4. OTHER SERVICES. At the request of the Trust or the Adviser, the Subadviser in its discretion may make available to the Trust, office facilities, equipment, personnel and other services in order to facilitate meetings or other similar functions. Such office facilities, equipment, personnel and services shall be provided for or rendered by th1 1 e Subadviser and billed to the Trust or the Adviser at the Subadviser's cost.

         5. REPORTS. The Trust, the Adviser and the Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trust as each may reasonably request.

         6. STATUS OF THE SUBADVISER. The services of the Subadviser to the Adviser and the Trust are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

         7. CERTAIN RECORDS. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Act, all records relating to the investments of the Portfolio(s) that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of that Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Act which are prepared or maintained by the Subadviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust or the Adviser on request.

                  The Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust's auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

         8. REFERENCE TO THE SUBADVISER. Neither the Trust nor the Adviser or any affiliate or agent thereof shall make reference to or use the name or logo of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior approval of the Subadviser, which approval shall not be unreasonably withheld.

         9. LIABILITY OF THE SUBADVISER. (a) Except from damages resulting directly from willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder ("disabling conduct") on the part of the Subadviser, the Subadviser shall not be subject to liability to the Adviser, its officers, directors, partners, agents, employees, controlling persons, shareholders or to the Trust or to any shareholder of the Trust or to any third party for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, the Adviser shall indemnify the Subadviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) (collectively, the"Indemnified Parties") from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from the Subadviser's conduct under this Agreement.

                  (b) The Subadviser agrees to indemnify and hold harmless the Adviser, its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser, if any, who controls the Adviser within the meaning of Section 15 of the 1933 Act against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser, its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser may become subject under the 1933 Act, under other statutes, at common law or otherwise, which may be directly caused by the Subadviser's disabling conduct; provided, however, that in no case is the Subadviser's indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligation and duties under this Agreement.

                  (c) The Subadviser shall not be liable to the Adviser, its officers, directors, agents, employees, controlling persons, shareholders or to the Trust or to any shareholder of the Trust or to any third party for (i) any acts of the Adviser or any other subadviser to the Portfolio with respect to the portion of the assets of a Portfolio not managed by Subadviser and (ii) acts of the Subadviser which result from or are based upon acts of the Adviser, including, but not limited to: (A), a failure of the Adviser to provide accurate and current information with respect to any records maintained by Adviser or any other subadviser to a Portfolio, which records are not also maintained by or otherwise available to the Subadviser upon reasonable request; and (B) acts of the Subadviser that were made in reasonable reliance upon information provided to it by the Adviser. The Adviser and Subadviser each agree that Subadviser shall manage the portion of the assets of a Portfolio allocated to it as if it was a separate operating portfolio and shall comply with subsections (a) and (b) of Section 1 of this Subadvisory Agreement (including, but not limited to, the investment objectives, policies and restrictions applicable to a Portfolio and qualifications of a Portfolio as a regulated investment company under the Code) with respect to the portion of assets of a Portfolio allocated to Subadviser. The Adviser shall indemnify the Indemnified Parties from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from the conduct of the Adviser, the Trust and any other subadviser with respect to the portion of a Portfolio's assets not allocated to the Subadviser and with respect to any other portfolio of the Trust.

         10. PERMISSIBLE INTERESTS. Trustees and agents of the Trust are or may be interested in the Subadviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Subadviser are or may be interested in the Trust as trustees, or otherwise; and the Subadviser (or any successor) is or may be interested in the Trust in some manner.

         11. TERM OF THE AGREEMENT. This Agreement shall continue in full force and effect with respect to each Portfolio until two years from the date hereof, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust.

                  With respect to each Portfolio, this Agreement may be terminated at any time, without payment of a penalty by the Portfolio or the Trust, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the Trust, or by the Adviser, on not less than 30 nor more than 60 days' written notice to the Subadviser. With respect to each Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on 90 days' written notice to the Adviser and the Trust; provided, however, that this Agreement may not be terminated by the Subadviser unless another subadvisory agreement has been approved by the Trust in accordance with the Act, or after six months' written notice, whichever is earlier. The termination of this Agreement with respect to any Portfolio or the addition of any Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).

                  This Agreement will also terminate in the event that the Advisory Agreement by and between the Trust and the Adviser is terminated.

         12. SEVERABILITY. This Agreement constitutes the entire Agreement between the parties hereto. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         13. AMENDMENTS. This Agreement may be amended by mutual consent in writing, but the consent of the Trust must be obtained in conformity with the requirements of the Act.

         14. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

         15. PERSONAL LIABILITY. The Declaration of the Trust establishing the Trust (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, and, in accordance with that Declaration, no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the "Trust Property" only shall be liable.

         16. SEPARATE SERIES. Pursuant to the provisions of the Declaration, each Portfolio is a separate series of the Trust, and all debts, liabilities, obligations and expenses of a particular

Portfolio shall be enforceable only against the assets of that Portfolio and not against the assets of any other Portfolio or of the Trust as a whole.

         17. NOTICES. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:


         Subadviser:                AIG Global Investment Corp.
                                    175 Water Street
                                    New York, NY  10038
                                    Attention:




         Adviser:                   SunAmerica Asset Management Corp.
                                    The SunAmerica Center
                                    733 Third Avenue, Third Floor
                                    New York, NY 10017-3204
                                    Attention:   Robert M. Zakem
                                                 Senior Vice President and
                                                 General Counsel

         with a copy to:            SunAmerica Inc.
                                    1 SunAmerica Center
                                    Century City
                                    Los Angeles, CA 90067-6022
                                    Attention: Mallary L. Reznik
                                               Associate General Counsel
                                               Secretary, Seasons Series Trust

         IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

                                    SUNAMERICA ASSET MANAGEMENT CORP.




                                    By:
                                            --------------------------------
                                            Name:  Peter A. Harbeck
                                            Title: President and CEO






                                    AIG GLOBAL INVESTMENT CORP.




                                    By:
                                            --------------------------------
                                            Name:
                                            Title:

                                   SCHEDULE A

                                                          FEE RATE

                                                 (AS A PERCENTAGE OF THE AVERAGE
                                                 DAILY NET ASSETS THE SUBADVISER
PORTFOLIO(S)                                     MANAGES IN THE PORTFOLIO)


Large-Cap Value                                  0.10% - first  $500 million
                                                 0.03% - over $500 million

Large-Cap Growth                                 0.10% - first  $500 million
                                                 0.03% - over $500 million

Large-Cap Composite                              0.05% - first  $500 million
                                                 0.03% - over $500 million

Mid-Cap Growth                                   0.10% - first  $500 million
                                                 0.03% - over $500 million

Mid-Cap Value                                    0.10% - first  $500 million
                                                 0.03% - over $500 million

Small-Cap                                        0.07% - first  $500 million
                                                 0.03% - over $500 million

International Equity                             0.15% - first  $500 million
                                                 0.05% - over $500 million

Diversified Fixed Income-Index Component         0.12% - first  $500 million
                                                 0.08% - over $500 million

VOTING INSTRUCTIONS CARD                                VOTING INSTRUCTIONS CARD

                            SEASONS SELECT II VARIABLE ANNUITY
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON APRIL 1, 2002


Notice is hereby given that a Special Meeting (the "Meeting") of shareholders of the Seasons Select II Variable Annuity ("Seasons") will be held on April 1, 2002 at 10:00 a.m., Eastern time, at the offices of SunAmerica Asset Management Corp., The SunAmerica Center, 733 Third Avenue, New York, NY 10017, for the purpose of considering the proposals set forth on the reverse.

Only shareholders of record at the close of business on January 31, 2002, are entitled to vote at this meeting and any adjournment thereof. You are urged to exercise you right to give voting instructions for the meeting. You may vote through the Internet, by touch-tone telephone, by mail, or in person. Please give your voting instructions promptly.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE: 1-800-597-7836
                            ----------------------------------------------------
                            CONTROL NUMBER:  999 9999 9999 999
                            ----------------------------------------------------


                            NOTE: If a contract is held jointly, each contract owner should sign. If only one signs, his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign in his or her own name, indicating that he or she is a partner.


                            ----------------------------------------------------
                            Signature

                            ----------------------------------------------------
                            Signature (if held jointly)

                            ----------------------------------------------------
                            Date                                       SST_12251

EACH CONTRACT OWNER IS URGED TO EXERCISE THE RIGHT TO GIVE VOTING INSTRUCTIONS FOR THE SPECIAL MEETING OF SHAREHOLDERS BY FILLING IN, DATING AND SIGNING THIS VOTING INSTRUCTIONS CARD(S) AND RETURNING IT IN THE RETURN ENVELOPE PROVIDED. CONTRACT OWNERS ALSO HAVE THE OPTION TO PROVIDE VOTING INSTRUCTIONS BY TELEPHONE OR ON THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE INSERT ACCOMPANYING THE VOTING INSTRUCTION CARD(S). TELEPHONE VOTING IS AVAILABLE ONLY TO CONTRACT OWNERS WHO WISH TO VOTE ALL PORTFOLIOS TOGETHER. CONTRACT OWNERS THAT WISH TO PROVIDE SEPARATE VOTING INSTRUCTIONS FOR EACH PORTFOLIO MAY ONLY DO SO BY MAIL OR INTERNET VOTING.

PORTFOLIO                                  PORTFOLIO
---------                                  ---------
PORTFOLIO NAME DROP-IN 1   19898.2560      PORTFOLIO NAME DROP-IN 2    5125.2450
PORTFOLIO NAME DROP-IN 3   12330.2090      PORTFOLIO NAME DROP-IN 4    5098.2950
PORTFOLIO NAME DROP-IN 5   12876.2000      PORTFOLIO NAME DROP-IN 6    3498.2132
PORTFOLIO NAME DROP-IN 7   58276.2670      PORTFOLIO NAME DROP-IN 8    3455.2150

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. EXAMPLE: [_]

[_] To vote FOR all Portfolios on ALL Proposals mark this box. (No other vote is necessary)

1. TO APPROVE THE INVESTMENT SUBADVISORY AGREEMENT BETWEEN SUNAMERICA ASSET MANAGEMENT CORP. ("SAAMCO") AND AIG GLOBAL INVESTMENT CORP. ("AIGGIC") AS SUBADVISER.

                                         FOR    AGAINST  ABSTAIN

            PORTFOLIO NAME DROP-IN 1     [_]      [_]      [_]
            PORTFOLIO NAME DROP-IN 2     [_]      [_]      [_]
            PORTFOLIO NAME DROP-IN 3     [_]      [_]      [_]
            PORTFOLIO NAME DROP-IN 4     [_]      [_]      [_]
            PORTFOLIO NAME DROP-IN 5     [_]      [_]      [_]
            PORTFOLIO NAME DROP-IN 6     [_]      [_]      [_]
            PORTFOLIO NAME DROP-IN 7     [_]      [_]      [_]
            PORTFOLIO NAME DROP-IN 8     [_]      [_]      [_]

2. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

                          PLEASE SIGN, DATE AND RETURN
                      YOUR VOTING INSTRUCTIONS CARD TODAY!             SST_12251